Exhibit 10.9

REINSTATEMENT AND SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT AND SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed effective as of January 27, 2014 ("Amendment Effective Date"), by and between TIAA REALTY, LLC, a Delaware limited liability company (formerly known as TIAA Realty, Inc., a Delaware corporation) ("Seller"), and BEHRINGER HARVARD OPPORTUNITY OP II LP, a Delaware limited partnership ("Purchaser").

RECITALS:

Whereas, Seller and Purchaser heretofore entered into that certain Purchase and Sale Agreement dated as of December 10, 2013, as reinstated and amended by that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated as of January 7,
2014, between Seller and Purchaser (as so reinstated and amended, the "Agreement"); and

Whereas, Seller and Purchaser now desire to reinstate the Agreement and modify certain terms of the Agreement as set forth herein; and

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

AGREEMENTS:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated i n their entirety.

2.     Definitions.

Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Agreement.

3.     Reinstatement.     The Agreement (as amended hereby) is reinstated as of the
Amendment Effective Date.

4.     Due Diligence Period. The Due Diligence Period is hereby extended until 5:00
P.M. (New York, New York time) on January 29,2014.

5.     Amendment of Prorations Section. Section 11 .2(1) of the Agreement is hereby amended and restated in its entirety as follows:

"(f)     Assessments but only for the annual installments for the 2013 and
2014 fiscal years."

6.     Assignment. The second sentence of Section 15.7 of the Agreement is hereby amended and restated in its entirety as follows:

"The foregoing notwithstanding, provided that Purchaser is in compliance with the conditions hereinafter set forth, Purchaser shall have the right to assign this Agreement,without Seller's consent, provided (a) the assignment is effective on or before the Closing Date, (b) the assignment is to one Affiliated Entity (as defined below) created by Purchaser for the purpose of purchasing the Property, (c) the assignment is on the form attached hereto as Exhibit 0 and includes all of Purchaser's right, title and interest in and to the Deposit, and provides for the assumption, for the benefit of Seller as a third party beneficiary, of all of Purchaser's obligations under this Agreement, (d) that such assignee has assumed any and all obligations and liabilities of Purchaser under this Agreement, but, notwithstanding such assumption, Purchaser shall continue to be liable hereunder for all obligations occurring prior to the Closing, and (e) Purchaser provides Seller, at least seven (7) business days' prior to Closing, with written notice of such assignment and executed counterparts of all documents evidencing or otherwise executed in connection with such assignment."

7. Insertion of New Form of Assignment of Purchase and Sale Agreement as an Exhibit. The Agreement is hereby amended by inserting Exhibit "A" attached hereto as the replacement of Exh ibit "0" to the Agreement.

8. Ratification. Except as herein amended, the Agreement is hereby ratified and affirmed in its entirety by Purchaser and Seller.

9. Counterparts; Email Signatures. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of such counterparts shall constitute one Amendment. To facilitate execution of this Amendment, Purchaser and Seller may execute and exchange by e-mail as a portable document format or other electronic imaging, counterparts of the signature page, which shall be deemed original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the
Amendment Effective Date.

PURCHASER:
BEHRINGER HARVARD
OPPORTUNITY OP II LP,
a Delaware limited partnership

By: /s/MICHAEL O’HANLON
Name: Michael O’ Hanlon
Title: Chief Executive Officer and President

[Signatures Continue on Next Page]

S-1

SELLER:

TIAA REALTY, LLC,
a Delaware limited liability company

By: /s/LYNETTE M. PINEDA
Name: Lynette M. Pineda
Title: Assistant Secretary

S-2

EXHIBIT "A"

New Form of Assignment of Purchase and Sale Agreement

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this "Assignment"), is executed as of the _th day of , 2014 ("Effective Date"), by and among BEHRINGER HARVARD OPPORTUNITY OP II LP, a Delaware limited partnership ("Assignor"), and 7979 E. TUFTS AVE, LLC, a Delaware limited liability company ("Assignee") (Assignor and Assignee are sometimes referred to herein, collectively, as the "Parties"). All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as such term is defined below).

RECITALS:

WHEREAS, Assignor and TIAA Realty, LLC, a Delaware limited liability company
("Seller") have entered into that certain Purchase and Sale Agreement dated as of December 10,
2013, as reinstated and amended by that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated effective as of January 7, 2014 [insert reference to additional amendment( ), if applicable] (collectively, the "Purchase Agreement"), for the sale of the property described in the Purchase Agreement ("Propertv").

WHEREAS, the Parties desire to enter into this Assignment to, among other things, evidence Assignor's assignment of its right, title and interest in the Purchase Agreement to Assignee and to evidence Assignee's assumption of Assignor's obligations and liabilities under the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment of Purchase Agreement. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, claim and interest in and to the Purchase Agreement, the Property, and all sums paid or deposited into escrow or to Seller by Assignor in connection with the Purchase Agreement.

2. Assumption. Assignee hereby acknowledges and agrees to all of the terms of the Purchase Agreement and accepts the foregoing assignment and assumes any and all obligations and liabilities of Assignor under the Purchase Agreement, in accordance with the terms thereof.

3. No Release. The assignment and assumption set forth in Sections 1 and 2 of this Assignment shall not release Assignor from the obligation of Assignor or Assignee to perform in accordance with the terms of the Purchase Agreement all obligations occurring prior to Closing. Assignor acknowledges that, notwithstanding such assignment and assumption, Assignor shall remain primarily obligated under the

Purchase Agreement for obligations of the Assignor occurring prior to Closing, including, without limitation, the indemnification obligations of Assignor set forth in the Purchase Agreement.

4. Representations and Warranties. Assignor and Assignee hereby represent and warrant to Seller that Assignee is an Affiliated Entity of Assignor and that each and every representation and warranty made by Assignor in the Purchase Agreement is true and correct with respect to Assignee as of the date of the Purchase Agreement and the Closing Date and such representations and warranties apply fully to this Assignment and shall survive the Deed.

5. Ratification of Purchase Agreement. Except as expressly modified under this Assignment, the Parties hereby ratify and affirm the terms and provisions of the Purchase Agreement in their entirety.

6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws ofthe State ofNew York.

7.     Third Party Beneficiary.     Assignor and Assignee acknowledge and agree that
Seller is and is hereby made a third party beneficiary of this Assignment.

8. Counterparts. This Assignment may be executed in counterparts, each of which, when taken together, shall constitute fully executed originals of this Assignment. To facilitate execution of this Assignment, the parties may exchange by electronic mail (e-mail), or portable document format (pdf) counterparts of the signature page, which shall be effective as original signature pages for all purposes. A copy of the electronic mail or PDF shall also be sent to the intended addressee by (i) personal delivery, (ii) certified mail, return receipt requested, (iii) for next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, in any case with all charges prepaid, addressed to the appropriate party at its address listed above. Delivery of the execution original to the Assignment or any e-mail signature or PDF thereof may be given on behalf of a party by the attorney of such party.

[Signature Page Follows]

ASSIGNOR: BEHRINGER HARVARD OPPORTUNITY OP II LP, a Delaware Limited Partnership

By: /s/MICHAEL J. O'HANLON
Name: Michael J. O'Hanlon
Title: Chief Executive Officer and President

ASSIGNEE:
7979 E. Tufts Ave, LLC, a Delaware limited liability company

By: 7979 E. TUFTS AVE HOLDING, LLC, a Delaware limited liability company, its sole member

By: /s/TERRI WARREN REYNOLDS
Name: Terri Warren Reynolds
Title: Senior Vice President, Legal, General Counsel and Secretary